                                                                     Exhibit 99

                            Global Structured Finance

                                 BoAALT 2003-09
                                15 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $163,741,603.69
Loan Count: 1,467
Cut-off Date: 2003-10-01
Avg. Loan Balance: $111,616.64
Avg. Orig. Balance: $112,070.28
W.A. FICO*: 735
W.A. Orig. LTV: 58.50%
W.A. Cut-Off LTV: 58.26%
W.A. Gross Coupon: 5.3114%
W.A. Net Coupon: 5.0559%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 177 months
W.A. Rem. Term: 176 months
W.A. Age: 1 months
% over 80 COLTV: 2.76%
% over 100 COLTV: 0.00%
% with PMI: 2.76%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 10.95%
W.A. MI Adjusted LTV: 57.99%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.85%
% Conforming: 89.02%

* FICO not available for 2 loans, or 0.1% of the aggregate pool balance.
--------------------------------------------------------------------------------

2. Original Balance

       Original Balance           Percent
       less than or = 50,000       6.53%
       50,001 - 150,000           49.96

       150,001 - 250,000              20.29
       250,001 - 350,000              11.67
       350,001 - 450,000               4.50
       450,001 - 550,000               3.37
       550,001 - 650,000               1.87
       650,001 - 750,000               1.33
       750,001 - 850,000               0.49
       Total:                       100.00%

Average: $112,070.28
Lowest: $9,655.00
Highest: $800,000.00
--------------------------------------------------------------------------------

3. Cut-Off Balance

       Cut-Off Balance            Percent
       less than or = 50,000           6.55%
       50,001 - 150,000               50.11
       150,001 - 250,000              20.11
       250,001 - 350,000              11.67
       350,001 - 450,000               4.50
       450,001 - 550,000               3.37
       550,001 - 650,000               1.87
       650,001 - 750,000               1.33
       750,001 - 850,000               0.49
       Total:                       100.00%

Average: $111,616.64
Lowest: $9,618.49
Highest: $797,130.00[GRAPHIC REMOVED HERE]
--------------------------------------------------------------------------------

4. Index

       Index Percent

         FIX        100.00%
         Total:     100.00%

----------------------------------------------------

5. Product Type

      Product Type             Percent
      15 YR IXED                94.35%
      10 YR IXED                  5.60
      12 YR IXED                  0.06
      Total:                   100.00%

----------------------------------------------------

6. Coupon

      Coupon                  Percent
      3.876 - 4.000             0.15%
      4.001 - 4.125              0.04
      4.126 - 4.250              2.00
      4.251 - 4.375              1.06
      4.376 - 4.500              2.39
      4.501 - 4.625              0.99
      4.626 - 4.750              7.04
      4.751 - 4.875              9.77
      4.876 - 5.000             11.37
      5.001 - 5.125              5.32
      5.126 - 5.250              9.18
      5.251 - 5.375              9.33
      5.376 - 5.500             13.12
      5.501 - 5.625              5.52
      5.626 - 5.750              8.03
      5.751 - 5.875              5.97
      5.876 - 6.000              3.75

      6.001 - 6.125              1.27
      6.126 - 6.250              1.83
      6.251 - 6.375              0.69
      6.376 - 6.500              0.63
      6.501 - 6.625              0.35
      6.626 - 6.750              0.03
      6.751 - 6.875              0.07
      6.876 - 7.000              0.04
      7.126 - 7.250              0.06
      Total:                  100.00%

W.A.: 5.311
Lowest: 4.000
Highest: 7.250
---------------------------------------------------------------------------

7. Credit Score

      Credit Score            Percent
      800 - 849                 5.06%
      750 - 799                 35.71
      700 - 749                 35.80
      650 - 699                 19.67
      600 - 649                  3.68
      N/A                        0.09
      Total:                  100.00%

W.A.: 735
Lowest: 621
Highest: 839
---------------------------------------------------------------------------

8. Lien Position

      Lien Position           Percent
      1                       100.00%

        Total:                 100.00%

-------------------------------------------------------------------------------

9. Loan Purpose

        Loan Purpose           Percent
        Refinance-Rate/Term     53.86%
        Refinance-Cashout       37.11
        Purchase                 9.04
        Total:                 100.00%

-------------------------------------------------------------------------------

10. Property Type

        Property Type           Percent
        SFR                     69.59%
        Condo                    12.00
        2-Family                  9.05
        PUD Detach                3.17
        4-Family                  2.62
        PUD Attach                1.91
        3-Family                  1.40
        Townhouse                 0.25
        Total:                  100.00%

-------------------------------------------------------------------------------

11. Appraisal Method

        Appraisal Method        Percent
        AVM                      60.02%
        FULL                     39.98
        Total:                  100.00%

-------------------------------------------------------------------------------

12. Documentation

        Documentation                Percent
        Reduced                       52.58%
        Standard                      26.60
        Stated                        14.49
        No Ratio                       3.78
        Rapid                          2.06
        All Ready Home                 0.50
        Total:                       100.00%

-------------------------------------------------------------------------------

13. Occupancy Status

        Occupancy Status             Percent
        Investor                      65.77%
        Primary                       32.32
        Secondary                      1.92
        Total:                       100.00%

-------------------------------------------------------------------------------

14. PMI Providers

        PMI Providers               Percent
        NONE                         97.24%
        UGRIC                         1.00
        GEMIC                         0.80
        RMIC                          0.53
        PMIC                          0.43
        Total:                      100.00%

-------------------------------------------------------------------------------

15. State

        State                       Percent
        California                   46.84%

       Florida               13.06
       Virginia               3.94
       Texas                  3.54
       North Carolina         3.48
       Other                 29.14
       Total:               100.00%
--------------------------------------------------------------------------------

16. California

       California           Percent
       Northern California   34.86%
       Southern California   65.14
       Total:               100.00%
--------------------------------------------------------------------------------

17. Zip Code

       Zip Code             Percent
       92661                  0.85%
       90049                  0.75
       94115                  0.65
       90004                  0.62
       94122                  0.60
       Other                 96.53
       Total:               100.00%
--------------------------------------------------------------------------------

18. Delinquency*

       Delinquency*         Percent
       0-29 days            100.00%
       Total:               100.00%

* MBA method
--------------------------------------------------------------------------------

19. Times 30 Days DLQ

       Times 30 Days DLQ           Percent
       0                            99.06%
       1                              0.94
       Total:                      100.00%

--------------------------------------------------------------------------------

20. Convertible Flag

       Convertible Flag            Percent
       N                           100.00%
       Total:                      100.00%

--------------------------------------------------------------------------------

21. Buydown Agreement

       Buydown Agreement           Percent
       N                           100.00%
       Total:                      100.00%

--------------------------------------------------------------------------------

22. Original Term

       Original Term               Percent
       120                           5.60%
       144                           0.06
       180                          94.35
       Total:                      100.00%

W.A.: 176.6 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

        Cut-Off Remaining Term     Percent
        115 - 120                    5.60%
        121 - 168                    0.06
        175 - 180                   94.35
        Total:                     100.00%

W.A.: 175.7 months
Lowest: 117 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

        Cutoff Loan Age            Percent
        0                           14.74%
        1 - 6                       85.26
        Total:                     100.00%

W.A.: 1.0 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

25. OLTV

        OLTV                       Percent
        less than or = 20.00         1.84%
        20.01 - 25.00                2.18
        25.01 - 30.00                3.03
        30.01 - 35.00                5.07
        35.01 - 40.00                6.36
        40.01 - 45.00                5.59
        45.01 - 50.00                7.42
        50.01 - 55.00                8.18

                       ------------------------
                       55.01 - 60.00      7.74
                       ------------------------
                       60.01 - 65.00      9.21
                       ------------------------
                       65.01 - 70.00     11.41
                       ------------------------
                       70.01 - 75.00     13.81
                       ------------------------
                       75.01 - 80.00     15.41
                       ------------------------
                       80.01 - 85.00      0.98
                       ------------------------
                       85.01 - 90.00      1.56
                       ------------------------
                       90.01 - 95.00      0.23
                       ------------------------
                       Total:           100.00%
                       ------------------------

W.A.: 58.50%
Lowest: 4.16%
Highest: 95.00%

26. Cut-Off LTV

                       ------------------------
                       Cut-Off LTV     Percent
                       ------------------------
                       ***20.00           1.88%
                       ------------------------
                       20.01 - 25.00      2.14
                       ------------------------
                       25.01 - 30.00      3.03
                       ------------------------
                       30.01 - 35.00      5.44
                       ------------------------
                       35.01 - 40.00      6.02
                       ------------------------
                       40.01 - 45.00      5.90
                       ------------------------
                       45.01 - 50.00      7.34
                       ------------------------
                       50.01 - 55.00      8.84
                       ------------------------
                       55.01 - 60.00      7.07
                       ------------------------
                       60.01 - 65.00      9.58
                       ------------------------
                       65.01 - 70.00     11.57
                       ------------------------
                       70.01 - 75.00     13.37
                       ------------------------
                       75.01 - 80.00     15.06
                       ------------------------
                       80.01 - 85.00      0.98
                       ------------------------
                       85.01 - 90.00      1.56
                       ------------------------

***Denotes less than or equal to

                       ----------------------
                       90.01 - 95.00    0.23
                       ----------------------
                       Total:         100.00%
                       ----------------------

W.A.: 58.26%
Lowest: 4.16%
Highest: 94.64%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2003-09
                                30 Yr Fixed Rate
                            Collateral Summary Report

1. General Pool Characteristics

Pool Size: $317,247,770.38
Loan Count: 2,110
Cut-off Date: 2003-10-01
Avg. Loan Balance: $150,354.39
Avg. Orig. Balance: $150,536.87
W.A. FICO*: 729
W.A. Orig. LTV: 68.12%
W.A. Cut-Off LTV: 68.04%
W.A. Gross Coupon: 5.9719%
W.A. Net Coupon: 5.7164%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 356 months
W.A. Rem. Term: 355 months
W.A. Age: 1 months
% over 80 COLTV: 13.97%
% over 100 COLTV: 1.91%
% with PMI: 14.03%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.26%
W.A. MI Adjusted LTV: 64.58%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.56%
% Conforming: 90.73%

* FICO not available for 7 loans, or 0.3% of the aggregate pool balance.

2. Original Balance

                      ----------------------------
                       Original Balance   Percent
                      ----------------------------
                       ***50,000             1.80%
                      ----------------------------
                       50,001 - 150,000     36.44
                      ----------------------------

***Denotes less than or equal to

                      ------------------------------
                       150,001 - 250,000      31.00
                      ------------------------------
                       250,001 - 350,000      17.71
                      ------------------------------
                       350,001 - 450,000       6.15
                      ------------------------------
                       450,001 - 550,000       2.96
                      ------------------------------
                       550,001 - 650,000       1.96
                      ------------------------------
                       650,001 - 750,000       0.86
                      ------------------------------
                       750,001 - 850,000       0.25
                      ------------------------------
                       850,001 - 950,000       0.55
                      ------------------------------
                       950,001 - 1,050,000     0.33
                      ------------------------------
                       Total:                100.00%
                      ------------------------------

Average: $150,536.87
Lowest: $17,000.00
Highest: $1,050,000.00

3. Cut-Off Balance

                      --------------------------------
                       Cut-Off Balance        Percent
                      --------------------------------
                       ***50,000                 1.80%
                      --------------------------------
                        50,001 - 150,000        36.48
                      --------------------------------
                       150,001 - 250,000        30.95
                      --------------------------------
                       250,001 - 350,000        17.71
                      --------------------------------
                       350,001 - 450,000         6.15
                      --------------------------------
                       450,001 - 550,000         2.96
                      --------------------------------
                       550,001 - 650,000         1.96
                      --------------------------------
                       650,001 - 750,000         0.86
                      --------------------------------
                       750,001 - 850,000         0.25
                      --------------------------------
                       850,001 - 950,000         0.55
                      --------------------------------
                       950,001 - 1,050,000       0.33
                      --------------------------------
                       Total:                  100.00%
                      --------------------------------

***Denotes less than or equal to

Average: $150,354.39
Lowest: $17,000.00

Highest: $1,046,536.30

4. Index

                                 --------------
                                 Index  Percent
                                 --------------
                                 FIX    100.00%
                                 --------------
                                 Total: 100.00%
                                 --------------

5. Product Type

                           ---------------------------
                           Product Type        Percent
                           ---------------------------
                           30 YR                71.46%
                           ---------------------------
                           30 YR EXP Criteria   22.41
                           ---------------------------
                           30 YR 100% LTV        3.11
                           ---------------------------
                           20 YR                 1.84
                           ---------------------------
                           97 LTV FXD            1.18
                           ---------------------------
                           Total:              100.00%
                           ---------------------------

6. Coupon

                             -----------------------
                             Coupon          Percent
                             -----------------------
                             4.626 - 4.750    1.10%
                             -----------------------
                             4.751 - 4.875    0.85
                             -----------------------
                             4.876 - 5.000    1.04
                             -----------------------
                             5.001 - 5.125    0.91
                             -----------------------
                             5.126 - 5.250    4.76
                             -----------------------
                             5.251 - 5.375    7.71
                             -----------------------
                             5.376 - 5.500    8.30
                             -----------------------
                             5.501 - 5.625    4.30
                             -----------------------
                             5.626 - 5.750    8.60
                             -----------------------
                             5.751 - 5.875   12.33
                             -----------------------
                             5.876 - 6.000   10.48
                             -----------------------

                           ----------------------
                           6.001 - 6.125    7.34
                           ----------------------
                           6.126 - 6.250    7.44
                           ----------------------
                           6.251 - 6.375    6.41
                           ----------------------
                           6.376 - 6.500    5.84
                           ----------------------
                           6.501 - 6.625    2.35
                           ----------------------
                           6.626 - 6.750    3.05
                           ----------------------
                           6.751 - 6.875    4.44
                           ----------------------
                           6.876 - 7.000    0.84
                           ----------------------
                           7.001 - 7.125    0.59
                           ----------------------
                           7.126 - 7.250    0.44
                           ----------------------
                           7.251 - 7.375    0.19
                           ----------------------
                           7.376 - 7.500    0.38
                           ----------------------
                           7.501 - 7.625    0.14
                           ----------------------
                           7.626 - 7.750    0.04
                           ----------------------
                           7.876 - 8.000    0.01
                           ----------------------
                           8.001 - 8.125    0.12
                           ----------------------
                           Total:         100.00%
                           ----------------------

W.A.: 5.972
Lowest: 4.750
Highest: 8.125

7. Credit Score

                           ----------------------
                           Credit Score  Percent
                           ----------------------
                           800 - 849        3.02%
                           ----------------------
                           750 - 799       32.79
                           ----------------------
                           700 - 749       35.83
                           ----------------------
                           650 - 699       23.39
                           ----------------------
                           600 - 649        4.65
                           ----------------------
                           N/A              0.32
                           ----------------------
                           Total:         100.00%
                           ----------------------

W.A.: 729
Lowest: 601
Highest: 842

8. Lien Position

                              ---------------------
                              Lien Position Percent
                              ---------------------
                              1             100.00%
                              ---------------------
                              Total:        100.00%
                              ---------------------

9. Loan Purpose

                           ----------------------------
                           Loan Purpose         Percent
                           ----------------------------
                           Refinance-Rate/Term  37.61%
                           ----------------------------
                           Refinance-Cashout    35.60
                           ----------------------------
                           Purchase             26.79
                           ----------------------------
                           Total:               100.00%
                           ----------------------------

10. Property Type

                             ----------------------
                             Property Type  Percent
                             ----------------------
                             SFR             60.16%
                             ----------------------
                             Condo           10.99
                             ----------------------
                             2-Family        10.52
                             ----------------------
                             PUD Detach       7.20
                             ----------------------
                             4-Family         4.39
                             ----------------------
                             3-Family         3.59
                             ----------------------
                             PUD Attach       2.53
                             ----------------------
                             Townhouse        0.50
                             ----------------------
                             Condotel         0.12
                             ----------------------
                             Total:         100.00%
                             ----------------------

11. Appraisal Method

                           ------------------------
                           Appraisal Method Percent
                           ------------------------
                           AVM              41.35%
                           ------------------------
                           FULL             58.65
                           ------------------------
                           Total:           100.00%
                           ------------------------



12. Documentation

                            -----------------------
                            Documentation   Percent
                            -----------------------
                            Reduced          42.22%
                            -----------------------
                            Standard         28.88
                            -----------------------
                            Stated           19.02
                            -----------------------
                            No Ratio          5.65
                            -----------------------
                            Rapid             3.10
                            -----------------------
                            All Ready Home    1.13
                            -----------------------
                            Total:          100.00%
                            -----------------------

13. Occupancy Status

                           ------------------------
                           Occupancy Status Percent
                           ------------------------
                           Investor          59.25%
                           ------------------------
                           Primary           39.14
                           ------------------------
                           Secondary          1.61
                           ------------------------
                           Total:           100.00%
                           ------------------------


14. PMI Providers

                            ----------------------
                            PMI Providers  Percent
                            ----------------------
                            NONE           85.97%
                            ----------------------
                            UGIC            5.21
                            ----------------------
                            GEMIC           3.78
                            ----------------------

                         -----------------------
                         PMIC              2.45
                         -----------------------
                         RMIC              2.15
                         -----------------------
                         TGIC              0.45
                         -----------------------
                         Total:          100.00%
                         -----------------------

15. State

                         -----------------------
                         State          Percent
                         -----------------------
                         California       46.75%
                         -----------------------
                         Florida          12.29
                         -----------------------
                         Maryland          3.64
                         -----------------------
                         Georgia           3.43
                         -----------------------
                         Virginia          3.37
                         -----------------------
                         Other            30.53
                         -----------------------
                         Total:          100.00%
                         -----------------------

16. Zip Code

                         -----------------------
                         Zip Code       Percent
                         -----------------------
                         92014             0.56%
                         -----------------------
                         90266             0.44
                         -----------------------
                         92109             0.41
                         -----------------------
                         95032             0.40
                         -----------------------
                         92647             0.34
                         -----------------------
                         Other            97.84
                         -----------------------
                         Total:          100.00%
                         -----------------------

17. Delinquency*

                         -----------------------
                         Delinquency*   Percent
                         -----------------------
                         0-29 days       100.00%
                         -----------------------

                         -----------------------
                         Total:          100.00%
                         -----------------------

* MBA method

18. Times 30 Days DLQ

                         ----------------------------
                         Times 30 Days DLQ   Percent
                         ----------------------------
                         0                     99.73%
                         ----------------------------
                         1                      0.27
                         ----------------------------
                         Total:               100.00%
                         ----------------------------

19. Convertible Flag

                         ----------------------------
                         Convertible Flag    Percent
                         ----------------------------
                         N                    100.00%
                         ----------------------------
                         Total:               100.00%
                         ----------------------------

20. Buydown Agreement

                         ----------------------------
                         Buydown Agreement   Percent
                         ----------------------------
                         N                    100.00%
                         ----------------------------
                         Total:               100.00%
                         ----------------------------

21. Original Term

                         ----------------------------
                         Original Term       Percent
                         ----------------------------
                         240                    1.84%
                         ----------------------------
                         300                    2.52
                         ----------------------------
                         360                   95.63
                         ----------------------------
                         Total:               100.00%
                         ----------------------------

W.A.: 356.3 months
Lowest: 240 months

Highest: 360 months

22. Cut-Off Remaining Term

                         -----------------------------------
                         Cut-Off Remaining Term     Percent
                         -----------------------------------
                         235 - 240                     1.84%
                         -----------------------------------
                         295 - 300                     2.52
                         -----------------------------------
                         355 - 360                    95.63
                         -----------------------------------
                         Total:                      100.00%
                         -----------------------------------

W.A.: 355.3 months
Lowest: 237 months
Highest: 360 months

23. Cutoff Loan Age

                         ----------------------------
                         Cutoff Loan Age     Percent
                         ----------------------------
                         0                     14.84%
                         ----------------------------
                         1 - 6                 85.16
                         ----------------------------
                         Total:               100.00%
                         ----------------------------

W.A.: 0.9 months
Lowest: 0 months
Highest: 5 months

24. OLTV

                         ----------------------------
                         OLTV                Percent
                         ----------------------------
                         *** 20.00              0.82%
                         ----------------------------
                         20.01 - 25.00          0.80
                         ----------------------------
                         25.01 - 30.00          1.37
                         ----------------------------
                         30.01 - 35.00          2.72
                         ----------------------------
                         35.01 - 40.00          2.59
                         ----------------------------
                         40.01 - 45.00          3.51
                         ----------------------------

*** denotes less than or equal to

                         ----------------------------
                         45.01 - 50.00          5.54
                         ----------------------------
                         50.01 - 55.00          4.93
                         ----------------------------
                         55.01 - 60.00          6.16
                         ----------------------------
                         60.01 - 65.00          6.71
                         ----------------------------
                         65.01 - 70.00         12.29
                         ----------------------------
                         70.01 - 75.00         14.09
                         ----------------------------
                         75.01 - 80.00         24.45
                         ----------------------------
                         80.01 - 85.00          1.77
                         ----------------------------
                         85.01 - 90.00          6.39
                         ----------------------------
                         90.01 - 95.00          1.65
                         ----------------------------
                         95.01 - 100.00         2.28
                         ----------------------------
                         ***** 100.01           1.91
                         ----------------------------
                         Total:               100.00%
                         ----------------------------

**** denotes greater than or equal to

W.A.: 68.12%
Lowest: 6.34%
Highest: 103.00%

25. Cut-Off LTV

                         ----------------------------
                         Cut-Off LTV         Percent
                         ----------------------------
                         *** 20.00              0.82%
                         ----------------------------
                         20.01 - 25.00          0.80
                         ----------------------------
                         25.01 - 30.00          1.37
                         ----------------------------
                         30.01 - 35.00          2.79
                         ----------------------------
                         35.01 - 40.00          2.59
                         ----------------------------
                         40.01 - 45.00          3.47
                         ----------------------------
                         45.01 - 50.00          5.57
                         ----------------------------
                         50.01 - 55.00          4.94
                         ----------------------------
                         55.01 - 60.00          6.12
                         ----------------------------
                         60.01 - 65.00          6.96
                         ----------------------------
                         65.01 - 70.00         12.05
                         ----------------------------

*** denotes less than or equal to

                         ----------------------------
                         70.01 - 75.00          14.16
                         ----------------------------
                         75.01 - 80.00          24.39
                         ----------------------------
                         80.01 - 85.00           1.87
                         ----------------------------
                         85.01 - 90.00           6.26
                         ----------------------------
                         90.01 - 95.00           1.65
                         ----------------------------
                         95.01 - 100.00          2.28
                         ----------------------------
                         **** 100.01             1.91
                         ----------------------------
                         Total:               100.00%
                         ----------------------------

**** denotes greater than or equal to

W.A.: 68.04%
Lowest: 6.33%
Highest: 103.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based
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material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market
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likelihood that any of such assumptions will coincide with actual market
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statement previously filed with the SEC under Rule 415 of the Securities Act of
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Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing
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any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold
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this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2003-09
                                15 Yr Fixed Rate

                                  1,467 records
                              Balance: 163,741,604



     1. Original Balance

-----------------------------------------------------------------------------------------------------------------------
                                         Percent
                   Number    Aggregate  of Loans     Average                                  W.A.       W.A.
                     of       Current      by       Original     W.A.    W.A.       W.A.    Original   Remaining   W.A.
                  Mortgage   Principal  Principal   Principal   Gross    FICO    Original   Term to     Term to    Loan
Original Balance   Loans      Balance    Balance     Balance    Coupon   Score      LTV     Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------------------------------
*** 50,000            280 $ 10,686,876     6.53%   $ 38,331    5.399%    738     54.01%       169        168       1
-----------------------------------------------------------------------------------------------------------------------
50,001 - 150,000       906   81,803,052    49.96      90,673    5.284     734     58.49        175        174       1
-----------------------------------------------------------------------------------------------------------------------
150,001 - 250,000      177   33,226,565    20.29     188,518    5.228     733     58.45        179        178       1
-----------------------------------------------------------------------------------------------------------------------
250,001 - 350,000       65   19,104,831    11.67     295,139    5.350     729     58.31        178        177       1
-----------------------------------------------------------------------------------------------------------------------
350,001 - 450,000       19    7,360,581     4.50     388,536    5.540     752     62.36        180        179       1
-----------------------------------------------------------------------------------------------------------------------
450,001 - 550,000       11    5,516,296     3.37     503,138    5.456     755     66.12        180        179       1
-----------------------------------------------------------------------------------------------------------------------
550,001 - 650,000        5    3,062,708     1.87     613,425    5.473     720     55.17        180        180       0
-----------------------------------------------------------------------------------------------------------------------
650,001 - 750,000        3    2,183,564     1.33     729,583    5.421     755     53.97        180        179       1
-----------------------------------------------------------------------------------------------------------------------
750,001 - 850,000        1      797,130     0.49     800,000    5.500     686     62.75        180        179       1
-----------------------------------------------------------------------------------------------------------------------
Total:               1,467 $163,741,604   100.00%   $112,070    5.311%    735     58.50%       177        176       1
-----------------------------------------------------------------------------------------------------------------------

     Average: $112,070.28
     Lowest: $9,655.00
     Highest: $800,000.00

     2. Gross Coupon

-----------------------------------------------------------------------------------------------------------------------
                                         Percent
                   Number    Aggregate  of Loans     Average                                  W.A.       W.A.
                     of       Current      by       Original     W.A.    W.A.       W.A.    Original   Remaining   W.A.
Gross             Mortgage   Principal  Principal   Principal   Gross    FICO    Original   Term to     Term to    Loan
Coupon             Loans      Balance    Balance     Balance    Coupon   Score      LTV     Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------------------------------
3.876 - 4.000            4  $  244,819      0.15%    $61,455    4.000%    758     54.17%       180        179       1
-----------------------------------------------------------------------------------------------------------------------
4.001 - 4.125            1      73,304      0.04      73,600    4.125     778     80.00        180        179       1
-----------------------------------------------------------------------------------------------------------------------
4.126 - 4.250           39   3,275,974      2.00      84,402    4.250     745     62.80        173        172       1
-----------------------------------------------------------------------------------------------------------------------
4.251 - 4.375           20   1,732,778      1.06      87,110    4.375     714     64.36        174        173       1
-----------------------------------------------------------------------------------------------------------------------
4.376 - 4.500           40   3,910,982      2.39      98,297    4.500     711     65.69        172        171       1
-----------------------------------------------------------------------------------------------------------------------

*** denotes less than or equal

-----------------------------------------------------------------------------------------------------------------------
4.501 - 4.625           15    1,625,310     0.99     108,621    4.625     735     66.83        174        173       1
-----------------------------------------------------------------------------------------------------------------------
4.626 - 4.750          105   11,533,947     7.04     110,401    4.750     715     67.63        176        175       1
-----------------------------------------------------------------------------------------------------------------------
4.751 - 4.875          154   15,998,504     9.77     104,343    4.875     731     58.03        175        174       1
-----------------------------------------------------------------------------------------------------------------------
4.876 - 5.000          157   18,611,430    11.37     119,100    5.000     731     58.96        174        173       1
-----------------------------------------------------------------------------------------------------------------------
5.001 - 5.125           73    8,708,540     5.32     119,785    5.125     733     57.95        179        178       1
-----------------------------------------------------------------------------------------------------------------------
5.126 - 5.250          107   15,031,317     9.18     140,989    5.250     744     55.28        178        177       1
-----------------------------------------------------------------------------------------------------------------------
5.251 - 5.375          126   15,279,535     9.33     121,851    5.375     738     59.71        179        178       1
-----------------------------------------------------------------------------------------------------------------------
5.376 - 5.500          186   21,487,236    13.12     115,968    5.500     737     54.50        176        175       1
-----------------------------------------------------------------------------------------------------------------------
5.501 - 5.625           87    9,032,068     5.52     104,259    5.625     740     58.71        176        175       1
-----------------------------------------------------------------------------------------------------------------------
5.626 - 5.750          131   13,143,114     8.03     100,693    5.750     738     55.51        177        176       1
-----------------------------------------------------------------------------------------------------------------------
5.751 - 5.875           61    9,776,598     5.97     160,643    5.875     742     51.30        180        179       1
-----------------------------------------------------------------------------------------------------------------------
5.876 - 6.000           56    6,133,004     3.75     109,896    6.000     737     61.41        177        176       1
-----------------------------------------------------------------------------------------------------------------------
6.001 - 6.125           23    2,079,681     1.27      90,647    6.125     726     61.63        177        177       1
-----------------------------------------------------------------------------------------------------------------------
6.126 - 6.250           35    2,995,080     1.83      85,824    6.250     749     58.81        179        178       1
-----------------------------------------------------------------------------------------------------------------------
6.251 - 6.375           17    1,127,529     0.69      66,509    6.375     763     65.17        177        176       1
-----------------------------------------------------------------------------------------------------------------------
6.376 - 6.500           19    1,029,177     0.63      54,306    6.500     723     66.28        178        177       1
-----------------------------------------------------------------------------------------------------------------------
6.501 - 6.625            7      579,015     0.35      82,875    6.625     757     81.40        180        179       1
-----------------------------------------------------------------------------------------------------------------------
6.626 - 6.750            1       54,424     0.03      54,600    6.750     697     40.99        180        179       1
-----------------------------------------------------------------------------------------------------------------------
6.751 - 6.875            1      117,920     0.07     118,297    6.875     743     42.25        180        179       1
-----------------------------------------------------------------------------------------------------------------------
6.876 - 7.000            1       58,315     0.04      58,500    7.000     706     90.00        180        179       1
-----------------------------------------------------------------------------------------------------------------------
7.126 - 7.250            1      102,004     0.06     102,320    7.250     680     80.00        180        179       1
-----------------------------------------------------------------------------------------------------------------------
Total:               1,467 $163,741,604   100.00%   $112,070    5.311%    735     58.50%       177        176       1
-----------------------------------------------------------------------------------------------------------------------

     W.A.: 5.311%
     Lowest: 4.000%
     Highest: 7.250%

     3. Credit Score

-----------------------------------------------------------------------------------------------------------------------
                                         Percent
                   Number    Aggregate  of Loans     Average                                  W.A.       W.A.
                     of       Current      by       Original     W.A.    W.A.       W.A.    Original   Remaining   W.A.
                  Mortgage   Principal  Principal   Principal   Gross    FICO    Original   Term to     Term to    Loan
Original Balance   Loans      Balance    Balance     Balance    Coupon   Score      LTV     Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------------------------------
825 - 849                9    $827,532      0.51%   $ 92,450    5.279%    835     54.24%       177        176       1
-----------------------------------------------------------------------------------------------------------------------
800 - 824               76   7,451,513      4.55      98,435    5.298     809     47.24        175        174       1
-----------------------------------------------------------------------------------------------------------------------
775 - 799              271  29,788,395     18.19     110,362    5.363     785     53.49        176        175       1
-----------------------------------------------------------------------------------------------------------------------
750 - 774              259  28,688,056     17.52     111,258    5.363     762     57.54        177        176       1
-----------------------------------------------------------------------------------------------------------------------

725 - 749         255     31,623,388      19.31    124,459     5.351     738    57.92     176    175    1
700 - 724         244     26,989,519      16.48    111,084     5.263     711    62.00     177    176    1
675 - 699         191     22,039,091      13.46    115,848     5.307     688    63.11     178    177    1
650 - 674          98     10,168,695       6.21    104,166     5.164     662    62.60     177    176    1
625 - 649          48      4,534,815       2.77     94,902     5.068     638    66.67     176    175    1
600 - 624          14      1,484,648       0.91    106,439     5.277     623    63.80     179    178    1
N/A                 2        145,952       0.09     74,000     4.578       0    54.46     180    178    2
Total:          1,467   $163,741,604     100.00%  $112,070     5.311%    735    58.50%    177    176    1

W.A.: 735
Lowest: 621
Highest: 839

4. Index

                                     Percent
              Number    Aggregate   of Loans    Average                                 W.A.        W.A.
                of       Current       by      Original     W.A.    W.A.     W.A.     Original   Remaining   W.A.
             Mortgage   Principal   Principal  Principal   Gross    FICO   Original   Term to     Term to    Loan
Index         Loans      Balance     Balance    Balance    Coupon   Score    LTV      Maturity    Maturity    Age
FIX           1,467   $163,741,604   100.00%    $112,070   5.311%    735    58.50%       177         176      1
Total:        1,467   $163,741,604   100.00%    $112,070   5.311%    735    58.50%       177         176      1

5. Loan Purpose

                                               Percent
                        Number    Aggregate   of Loans     Average                               W.A.       W.A.
                          of       Current       by       Original    W.A.    W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage   Principal   Principal   Principal  Gross    FICO   Original  Term to    Term to   Loan
Loan Purpose             Loans     Balance     Balance     Balance   Coupon   Score    LTV     Maturity   Maturity   Age
Refinance-Rate/Term       799   $ 88,184,398    53.86%    $110,818    5.265%   739    54.40%      176       175       1
Refinance-Cashout         528     60,757,439    37.11      115,547    5.287    725    61.36       177       176       1
Purchase                  140     14,799,766     9.04      106,103    5.686    750    71.17       179       178       1
Total:                  1,467   $163,741,604   100.00%    $112,070    5.311%   735    58.50%      177       176       1

6. Property Type

                                      Percent
               Number    Aggregate   of Loans   Average                            W.A.       W.A.
                 of       Current       by     Original   W.A.    W.A.    W.A.   Original  Remaining   W.A.
              Mortgage   Principal   Principal Principal  Gross   FICO  Original  Term to   Term to    Loan
Property Type   Loans     Balance     Balance   Balance  Coupon  Score    LTV    Maturity   Maturity   Age

SFR               1,071   $113,941,507     69.59%  $106,842   5.275%    732    59.31%      176      175      1
Condo               150     19,646,059     12.00    131,462   5.406     742    58.07       177      176      1
2-Family            130     14,826,017      9.05    114,434   5.385     737    54.20       178      177      1
PUD Detach           35      5,189,167      3.17    148,784   5.532     742    65.53       180      179      1
4-Family             30      4,295,958      2.62    143,698   5.228     746    53.82       172      171      1
PUD Attach           29      3,132,957      1.91    108,452   5.397     729    54.27       177      176      1
3-Family             17      2,298,838      1.40    135,777   5.304     772    46.56       180      179      1
Townhouse             5        411,101      0.25     82,433   5.606     743    68.14       170      169      1
Total:            1,467   $163,741,604    100.00%  $112,070   5.311%    735    58.50%      177      176      1

7. Occupancy Status

                                      Percent
               Number    Aggregate   of Loans    Average                               W.A.       W.A.
                 of       Current       by      Original   W.A.     W.A.     W.A.    Original  Remaining   W.A.
Occupancy     Mortgage   Principal   Principal  Principal  Gross    FICO   Original  Term to    Term to    Loan
Status         Loans      Balance     Balance    Balance   Coupon   Score    LTV     Maturity  Maturity    Age
Investor       1,149   $107,684,902    65.77%   $ 94,101    5.371%   742    54.76%      175       175       1
Primary          303     52,914,814    32.32     175,356    5.180    718    65.56       179       178       1
Secondary         15      3,141,888     1.92     210,142    5.493    751    67.52       180       179       1
Total:         1,467   $163,741,604   100.00%   $112,070    5.311%   735    58.50%      177       176       1

8. Geographic Distribution

                                       Percent
                 Number    Aggregate   of Loans   Average                                W.A.        W.A.
                   of       Current       by     Original    W.A.    W.A.      W.A.    Original   Remaining   W.A.
Geographic      Mortgage   Principal  Principal  Principal  Gross    FICO   Original   Term to     Term to    Loan
Distribution      Loans     Balance    Balance    Balance   Coupon   Score     LTV     Maturity   Maturity    Age
California          509   $76,697,226    46.84%  $151,232    5.330%   744     50.99%      177        176        1
Florida             231    21,385,153    13.06     92,993    5.319    721     65.92       177        176        1
Virginia             66     6,451,025     3.94     98,112    5.260    723     62.32       178        177        1
Texas                82     5,804,062     3.54     71,174    5.286    734     68.82       171        170        1
North Carolina       68     5,691,683     3.48     84,009    5.224    720     68.42       176        175        1
Georgia              57     5,306,004     3.24     93,495    5.230    728     69.09       177        176        1
Maryland             58     5,135,782     3.14     89,014    5.275    726     57.59       176        175        1
South Carolina       48     3,681,954     2.25     77,068    5.222    723     65.27       173        172        1


Arizona                37   3,627,453     2.22    98,483    5.127   741     66.70      178        177      1
Missouri               43   3,342,199     2.04    78,026    5.283   724     67.10      175        174      1
Colorado               17   3,142,994     1.92   185,398    5.559   744     55.70      179        178      1
Nevada                 30   2,706,783     1.65    90,585    5.304   734     65.38      173        172      1
Kansas                 44   2,428,946     1.48    55,457    5.228   716     69.05      171        170      1
Illinois               11   2,011,932     1.23   183,581    5.472   694     63.54      180        179      1
Massachusetts          10   1,482,066     0.91   148,960    5.552   764     51.20      180        179      1
Washington             11   1,402,334     0.86   127,907    5.476   744     66.03      180        179      1
New Mexico             19   1,348,580     0.82    71,237    5.028   751     60.73      177        176      1
Iowa                   12   1,319,431     0.81   110,366    5.415   711     75.93      180        179      1
Arkansas               14   1,265,523     0.77    90,851    5.007   717     72.81      163        162      1
Tennessee              17   1,118,989     0.68    66,148    5.281   716     69.90      173        172      1
Other                  83   8,391,482     5.12   101,617    5.350   732     63.17      179        178      1
Total:              1,467$163,741,604   100.00% $112,070    5.311%  735     58.50%     177        176      1

[GRAPHIC REMOVED HERE]

9. County Distribution

                                         Percent
                    Number    Aggregate  of Loans Average                            W.A.      W.A.
                      of       Current   by       Original   W.A.   W.A.    W.A.   Original Remaining  W.A.
County             Mortgage   Principal  PrincipalPrincipal Gross   FICO  Original Term to   Term to   Loan
Distribution         Loans     Balance   Balance  Balance   Coupon  Score   LTV    Maturity  Maturity   Age
Los Angeles ,CA          155 $26,263,481   16.04% $170,047   5.301%   736   54.24%      177        177     1
Orange ,CA                43   7,269,431     4.44  169,623    5.384   757    41.89      177        176     1
San Diego ,CA             35   6,543,088     4.00  187,586    5.201   746    53.78      178        177     1
San Francisco ,CA         18   4,896,135     2.99  272,916    5.447   758    48.74      180        179     1
Alameda ,CA               28   4,723,296     2.88  169,320    5.481   745    44.23      179        178     1
Dade ,FL                  30   3,469,438     2.12  116,068    5.374   732    55.27      177        176     1
San Bernardino ,CA        33   3,391,796     2.07  103,214    5.135   721    54.26      173        172     1
Sacramento ,CA            25   3,015,965     1.84  121,114    5.538   754    54.17      177        176     1
Ventura ,CA               16   2,426,349     1.48  152,074    5.501   738    50.62      172        172     1
Maricopa ,AZ              25   2,396,299     1.46   96,341    4.969   751    65.72      178        177     1
Other                  1,059  99,346,325    60.67   94,220    5.302   730    62.72      176        175     1
Total:                 1,467 $163,741,604 100.00% $112,070   5.311%   735   58.50%      177        176     1

[GRAPHIC REMOVED HERE]

10. Original LTV

-------------------------------------------------------------------------------------------------------------------
                                     Percent
                 Number  Aggregate  of Loans     Average                                 W.A.        W.A.
                  of      Current      by       Original    W.A.    W.A.     W.A.     Original   Remaining    W.A.
               Mortgage  Principal  Principal   Principal  Gross    FICO   Original    Term to    Term to     Loan
Original LTV     Loans    Balance    Balance     Balance   Coupon   Score     LTV     Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------
 0.01 -  5.00      1        $24,500      0.01%   $24,500    4.875%   832      4.16%       180         180       0
-------------------------------------------------------------------------------------------------------------------
 5.01 - 10.00      5        190,474      0.12     38,338    5.298    785      8.89        153         152       1
-------------------------------------------------------------------------------------------------------------------
10.01 - 15.00     10        693,095      0.42     69,569    5.550    767     12.25        171         170       1
-------------------------------------------------------------------------------------------------------------------
15.01 - 20.00     29      2,098,372      1.28     72,616    5.322    760     18.19        172         171       1
-------------------------------------------------------------------------------------------------------------------
20.01 - 25.00     39      3,570,839      2.18     92,070    5.360    758     22.64        171         170       1
-------------------------------------------------------------------------------------------------------------------
25.01 - 30.00     52      4,954,250      3.03     95,564    5.449    741     27.62        173         172       1
-------------------------------------------------------------------------------------------------------------------
30.01 - 35.00     74      8,304,308      5.07    112,684    5.348    757     33.12        176         175       1
-------------------------------------------------------------------------------------------------------------------
35.01 - 40.00     90     10,420,343      6.36    116,203    5.374    750     37.44        175         174       1
-------------------------------------------------------------------------------------------------------------------
40.01 - 45.00     85      9,150,162      5.59    108,178    5.441    742     42.56        176         175       1
-------------------------------------------------------------------------------------------------------------------
45.01 - 50.00    111     12,147,151      7.42    109,926    5.325    740     47.66        175         174       1
-------------------------------------------------------------------------------------------------------------------
50.01 - 55.00    118     13,394,363      8.18    113,946    5.280    737     52.56        177         176       1
-------------------------------------------------------------------------------------------------------------------
55.01 - 60.00    114     12,676,496      7.74    111,602    5.291    741     57.24        176         175       1
-------------------------------------------------------------------------------------------------------------------
60.01 - 65.00    118     15,077,257      9.21    128,315    5.358    739     62.56        177         176       1
-------------------------------------------------------------------------------------------------------------------
65.01 - 70.00    161     18,681,991     11.41    116,493    5.355    719     67.97        179         178       1
-------------------------------------------------------------------------------------------------------------------
70.01 - 75.00    172     22,605,417     13.81    131,943    5.211    730     72.91        177         176       1
-------------------------------------------------------------------------------------------------------------------
75.01 - 80.00    235     25,233,611     15.41    107,832    5.233    718     78.96        178         177       1
-------------------------------------------------------------------------------------------------------------------
80.01 - 85.00     16      1,597,905      0.98    100,243    5.227    717     83.34        176         175       1
-------------------------------------------------------------------------------------------------------------------
85.01 - 90.00     34      2,549,442      1.56     75,238    5.490    733     89.38        179         178       1
-------------------------------------------------------------------------------------------------------------------
90.01 - 95.00      3        371,629      0.23    124,703    4.755    742     93.44        180         178       2
-------------------------------------------------------------------------------------------------------------------
Total:         1,467   $163,741,604    100.00%  $112,070    5.311%   735     58.50%       177         176       1
-------------------------------------------------------------------------------------------------------------------

     W.A.:    58.50%
     Lowest:   4.16%
     Highest: 95.00%

11. Original Term

-------------------------------------------------------------------------------------------------------------------
                                      Percent
             Number      Aggregate   of Loans   Average                                 W.A.        W.A.
               of         Current       by     Original     W.A.    W.A.     W.A.    Original   Remaining    W.A.
Original    Mortgage     Principal  Principal  Principal   Gross    FICO  Original    Term to     Term to    Loan
Term          Loans       Balance    Balance    Balance    Coupon  Score      LTV    Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------
120              136     $9,161,559      5.60%   $67,750    5.154%   740     50.23%       120         119       1
-------------------------------------------------------------------------------------------------------------------
144                1         96,497      0.06     97,168    5.750    767     54.59        144         143       1
-------------------------------------------------------------------------------------------------------------------

180         1,330      154,483,548     94.35    116,613    5.320     734     58.99      180    179      1
Total:      1,467     $163,741,604    100.00%  $112,070    5.311%    735     58.50%     177    176      1

W.A.: 176.6 months
Lowest: 120 months
Highest: 180 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2003-09
                                30 Yr Fixed Rate

                                  2,110 records
                              Balance: 317,247,770

        ------------------------------------------------------------------------------------------------------
        1. Original Balance

                                             Percent
                     Number      Aggregate   of Loans     Average                                  W.A.      W.A.
                       of         Current       by       Original      W.A.    W.A.      W.A.   Original  Remaining   W.A.
                    Mortgage     Principal   Principal   Principal    Gross    FICO   Original   Term to    Term to   Loan
Original Balance      Loans       Balance     Balance     Balance     Coupon   Score     LTV    Maturity   Maturity   Age
less than or
 equal to 50,000         141    $5,704,146      1.80%      $40,491     6.211%   725     65.72%     355        354      1
50,001 - 150,000       1,181   115,598,265     36.44        98,002     5.954    728     68.80      354        353      1
150,001 - 250,000        508    98,337,050     31.00       193,800     5.934    732     67.47      357        356      1
250,001 - 350,000        193    56,191,812     17.71       291,451     5.997    720     68.85      357        357      1
350,001 - 450,000         50    19,520,979      6.15       391,285     6.055    727     69.92      356        355      1
450,001 - 550,000         19     9,377,716      2.96       494,068     6.012    736     69.68      360        359      1
550,001 - 650,000         10     6,203,062      1.96       620,848     6.154    734     60.44      360        359      1
650,001 - 750,000          4     2,723,718      0.86       681,600     6.063    752     60.18      360        359      1
750,001 - 850,000          1       798,704      0.25       799,500     6.000    782     65.00      360        359      1
850,001 - 950,000          2     1,745,781      0.55       873,750     6.063    747     55.48      360        359      1
950,001 - 1,050,000        1     1,046,536      0.33     1,050,000     5.500    689     70.00      360        357      3
Total:                 2,110  $317,247,770    100.00%     $150,537     5.972%   729     68.12%     356        355      1

        Average: $150,536.87
        Lowest: $17,000.00
        Highest: $1,050,000.00
        ------------------------------------------------------------------------------------------------------

        2. Gross Coupon


                                              Percent
                     Number      Aggregate   of Loans     Average                                  W.A.      W.A.
                       of         Current       by       Original      W.A.    W.A.      W.A.   Original  Remaining   W.A.
Gross               Mortgage     Principal   Principal   Principal    Gross    FICO   Original   Term to    Term to   Loan
Coupon               Loans        Balance     Balance     Balance     Coupon   Score     LTV    Maturity   Maturity   Age
4.626 - 4.750            30     $3,477,013      1.10%     $116,343     4.750%   712     61.85%     352        351      1
4.751 - 4.875            19      2,704,457      0.85       142,567     4.875    710     62.15      344        343      1
4.876 - 5.000            29      3,313,887      1.04       114,429     5.000    714     68.77      330        329      1


5.001 - 5.125           24       2,876,050      0.91      120,037      5.125    712      74.35      353        352      1
5.126 - 5.250          108      15,111,172      4.76      140,173      5.250    706      72.59      353        352      1
5.251 - 5.375          155      24,469,063      7.71      158,083      5.375    709      66.57      356        355      1
5.376 - 5.500          167      26,325,160      8.30      157,872      5.500    725      63.74      355        354      1
5.501 - 5.625           85      13,646,563      4.30      160,747      5.625    723      68.97      354        352      1
5.626 - 5.750          190      27,269,672      8.60      143,710      5.750    730      67.59      357        356      1
5.751 - 5.875          249      39,131,716     12.33      157,330      5.875    735      67.76      356        355      1
5.876 - 6.000          196      33,233,970     10.48      169,745      6.000    743      65.46      356        355      1
6.001 - 6.125          141      23,286,273      7.34      165,336      6.125    732      67.81      358        358      1
6.126 - 6.250          148      23,611,682      7.44      159,698      6.250    732      64.06      357        356      1
6.251 - 6.375          150      20,336,552      6.41      135,732      6.375    738      69.53      357        356      1
6.376 - 6.500          124      18,529,559      5.84      149,555      6.500    730      71.04      359        358      1
6.501 - 6.625           57       7,449,834      2.35      130,969      6.625    742      69.39      358        357      1
6.626 - 6.750           69       9,669,842      3.05      140,235      6.750    730      73.50      359        358      1
6.751 - 6.875          102      14,075,019      4.44      138,079      6.875    728      73.53      360        359      1
6.876 - 7.000           20       2,649,679      0.84      132,585      7.000    728      78.10      360        359      1
7.001 - 7.125           21       1,876,144      0.59       89,393      7.125    721      78.08      359        358      1
7.126 - 7.250            6       1,388,558      0.44      231,565      7.250    751      79.49      360        359      1
7.251 - 7.375            4         611,580      0.19      152,950      7.375    704      81.54      360        360      0
7.376 - 7.500            8       1,208,967      0.38      151,305      7.500    737      78.05      360        360      0
7.501 - 7.625            3         447,005      0.14      149,100      7.625    693      70.40      360        359      1
7.626 - 7.750            1         129,908      0.04      130,000      7.750    732     100.00      360        359      1
7.876 - 8.000            1          47,248      0.01       47,280      8.000    735      80.00      360        359      1
8.001 - 8.125            3         371,197      0.12      123,813      8.125    731      82.75      360        359      1
Total:               2,110    $317,247,770    100.00%    $150,537      5.972%   729     68.12%      356        355      1


        W.A.: 5.972%
        Lowest: 4.750%
        Highest: 8.125%
        ------------------------------------------------------------------------------------------------------


        3. Credit Score


                                             Percent
                     Number      Aggregate   of Loans     Average                                  W.A.      W.A.
                       of         Current       by       Original      W.A.    W.A.      W.A.   Original  Remaining   W.A.
Credit              Mortgage     Principal   Principal   Principal    Gross    FICO   Original   Term to    Term to   Loan
Score                 Loans       Balance     Balance     Balance     Coupon   Score     LTV    Maturity   Maturity   Age
825 - 849                8        $862,676      0.27%    $107,927      5.828%   835     39.51%      356        355      1


800 - 824          63    8,715,134      2.75   138,503    5.911    808     50.52       350        349      1
775 - 799         307   47,444,404     14.96   154,748    6.036    786     64.00       358        357      1
750 - 774         380   56,580,778     17.83   149,054    6.056    762     66.99       357        356      1
725 - 749         371   53,924,904     17.00   145,512    6.000    737     68.03       357        356      1
700 - 724         378   59,741,844     18.83   158,249    5.994    712     71.98       357        356      1
675 - 699         338   53,888,860     16.99   159,641    5.910    689     69.76       356        355      1
650 - 674         156   20,304,497      6.40   130,311    5.782    662     71.75       350        349      1
625 - 649          86   12,251,324      3.86   142,602    5.736    640     71.85       354        353      1
600 - 624          16    2,511,646      0.79   157,176    5.982    618     70.77       360        359      1
N/A                 7    1,021,702      0.32   146,700    6.082      0     65.95       356        352      4
Total:          2,110 $317,247,770    100.00% $150,537    5.972%   729     68.12%      356        355      1

        W.A.: 729
        Lowest: 601
        Highest: 842
        ---------------------------------------------------------------------------------------------

        4. Index

                                     Percent
            Number     Aggregate     of Loans     Average                                  W.A.        W.A.
              of        Current         by        Original    W.A.     W.A.     W.A.     Original   Remaining    W.A.
           Mortgage    Principal     Principal   Principal   Gross     FICO   Original   Term to     Term to    Loan
Index        Loans      Balance       Balance     Balance    Coupon    Score    LTV      Maturity    Maturity    Age
FIX           2,110   $317,247,770    100.00%    $150,537    5.972%     729    68.12%       356         355       1
Total:        2,110   $317,247,770    100.00%    $150,537    5.972%     729    68.12%       356         355       1
        ---------------------------------------------------------------------------------------------

        5. Loan Purpose


                                                 Percent
                        Number     Aggregate     of Loans    Average                               W.A.       W.A.
                          of        Current         by      Original     W.A.   W.A.    W.A.    Original   Remaining  W.A.
                       Mortgage    Principal     Principal  Principal   Gross   FICO  Original   Term to    Term to   Loan
Loan Purpose             Loans      Balance       Balance    Balance   Coupon  Score    LTV     Maturity   Maturity   Age
Refinance-Rate/Term        802   $119,312,915      37.61%   $148,970    5.792%   729    62.02%      355        354     1
Refinance-Cashout          724    112,936,228      35.60     156,153    5.921    722    65.36       355        355     1
Purchase                   584     84,998,628      26.79     145,727    6.292    737    80.35       359        358     1
Total:                   2,110   $317,247,770     100.00%   $150,537    5.972%   729    68.12%      356        355     1
        ---------------------------------------------------------------------------------------------

        6. Property Type

                                        Percent
                 Number     Aggregate   of Loans    Average                                 W.A.        W.A.
                   of        Current       by       Original    W.A.     W.A.     W.A.    Original   Remaining   W.A.
                 Mortgage   Principal   Principal  Principal   Gross     FICO   Original    Term to   Term to    Loan
Property Type     Loans      Balance     Balance    Balance    Coupon    Score    LTV      Maturity   Maturity   Age

SFR               1,343   $190,846,399     60.16%   $142,281    5.919%    723     69.54%      356        355      1
Condo               251     34,872,640     10.99     139,140    6.042     743     66.35       356        355      1
2-Family            204     33,376,983     10.52     163,796    6.067     736     65.61       357        356      1
PUD Detach          125     22,843,293      7.20     182,913    6.086     726     76.98       360        359      1
4-Family             60     13,916,343      4.39     232,158    6.062     734     54.56       360        359      1
3-Family             50     11,385,565      3.59     228,030    5.929     753     52.64       354        353      1
PUD Attach           60      8,039,987      2.53     134,127    6.029     737     72.43       359        358      1
Townhouse            15      1,584,901      0.50     105,753    6.129     746     69.32       360        359      1
Condotel              2        381,660      0.12     190,925    7.129     711     70.00       360        359      1
Total:            2,110   $317,247,770    100.00%   $150,537    5.972%    729     68.12%      356        355      1
        ---------------------------------------------------------------------------------------------------

        7. Occupancy Status


                                        Percent
                 Number     Aggregate   of Loans    Average                                 W.A.        W.A.
                   of        Current       by       Original    W.A.     W.A.     W.A.    Original   Remaining   W.A.
Occupancy       Mortgage    Principal   Principal  Principal   Gross     FICO   Original    Term to   Term to    Loan
Status           Loans       Balance     Balance    Balance    Coupon    Score    LTV      Maturity   Maturity   Age
Investor          1,429   $187,974,711     59.25%   $131,683    6.068%    737     62.62%      356        356      1
Primary             654    124,178,751     39.14     190,147    5.828     717     76.20       356        355      1
Secondary            27      5,094,309      1.61     188,944    5.919     722     74.10       360        359      1
Total:            2,110   $317,247,770    100.00%   $150,537    5.972%    729     68.12%      356        355      1
        ---------------------------------------------------------------------------------------------------

        8. Geographic Distribution


                                        Percent
                 Number     Aggregate   of Loans    Average                                 W.A.        W.A.
                   of        Current       by       Original    W.A.     W.A.     W.A.    Original   Remaining   W.A.
Geographic      Mortgage    Principal   Principal  Principal   Gross     FICO   Original    Term to   Term to    Loan
Distribution     Loans       Balance     Balance    Balance    Coupon    Score    LTV      Maturity   Maturity   Age
California          765   $148,316,593     46.75%   $194,105    5.978%    735     59.55%      356        355     1
Florida             335     38,981,542     12.29     116,508    5.972     717     76.85       357        356     1
Maryland             78     11,545,333      3.64     148,332    5.968     712     75.82       355        354     1
Georgia              78     10,870,179      3.43     139,544    5.784     707     77.67       353        352     1
Virginia             75     10,683,601      3.37     142,596    5.840     727     72.92       358        357     1


Arizona                   88    9,264,585     2.92   105,496   5.841   717    74.14      360        359     1
Texas                     84    8,517,317     2.68   101,527   6.044   730    80.73      357        356     1
North Carolina            69    8,268,106     2.61   119,974   5.937   722    77.07      359        358     1
Washington                46    8,160,990     2.57   177,581   6.068   742    73.58      360        359     1
South Carolina            52    6,089,350     1.92   117,218   5.831   716    79.03      356        355     1
Massachusetts             27    5,649,538     1.78   209,456   6.140   744    64.43      360        359     1
Colorado                  36    4,809,454     1.52   133,694   6.124   740    68.43      360        359     1
Missouri                  48    4,648,232     1.47    96,937   6.141   724    76.86      350        349     1
Nevada                    31    3,891,789     1.23   125,680   5.879   747    75.81      357        356     1
Illinois                  21    3,662,078     1.15   174,520   6.169   731    77.69      360        359     1
Kansas                    27    3,078,911     0.97   114,189   5.876   715    79.75      355        354     1
District of Columbia      17    2,932,400     0.92   172,676   5.687   718    61.36      360        359     1
New York                  14    2,750,177     0.87   196,658   6.263   724    74.70      351        350     1
Hawaii                    14    2,657,224     0.84   189,951   6.158   747    64.48      360        359     1
Tennessee                 24    2,374,516     0.75    99,076   5.947   718    84.62      340        339     1
Other                    181   20,095,855     6.33   111,149   6.006   725    77.53      356        355     1
Total:                 2,110 $317,247,770   100.00% $150,537   5.972%  729    68.12%     356        355     1
        ----------------------------------------------------------------------------------------


        9. County Distribution


                                          Percent
                     Number   Aggregate   of Loans  Average                            W.A.       W.A.
                       of      Current       by    Original   W.A.   W.A.   W.A.     Original   Remaining  W.A.
County             Mortgage   Principal  Principal Principal Gross   FICO  Original  Term to    Term to   Loan
Distribution         Loans     Balance    Balance   Balance  Coupon  Score  LTV      Maturity   Maturity   Age
Los Angeles ,CA        195  $38,639,423    12.18%  $198,358    5.989%  739    61.31%      354        353     1
San Diego ,CA           80   19,179,016      6.05   240,079    6.056   727    55.17       360        359     1
Orange ,CA              83   17,277,867      5.45   208,428    6.018   735    54.44       355        354     1
Alameda ,CA             37    8,482,947      2.67   229,530    5.935   740    55.77       360        359     1
Santa Clara ,CA         30    7,377,384      2.33   246,124    5.969   739    53.79       356        355     1
Maricopa ,AZ            56    6,275,998      1.98   112,205    5.915   713    74.57       360        359     1
Dade ,FL                42    5,994,260      1.89   143,022    6.061   717    74.84       358        357     1
Sacramento ,CA          35    5,723,068      1.80   163,674    6.089   729    70.22       355        354     1
Broward ,FL             40    5,712,266      1.80   142,948    6.127   718    76.72       360        359     1
Riverside ,CA           41    5,589,249      1.76   136,452    5.911   732    68.87       356        355     1
Other                1,471  196,996,291     62.10   134,085    5.951   726    72.24       356        355     1
Total:               2,110 $317,247,770    100.00% $150,537    5.972%  729    68.12%      356        355     1

        -----------------------------------------------------------------------------------------
        10. Original LTV

                                         Percent
                   Number    Aggregate   of Loans    Average                            W.A.       W.A.
                     of       Current      by       Original    W.A.    W.A.    W.A.   Original  Remaining    W.A.
                  Mortgage   Principal   Principal  Principal  Gross   FICO  Original   Term to    Term to    Loan
Original LTV        Loans     Balance     Balance    Balance   Coupon  Score    LTV    Maturity   Maturity    Age

5.01 - 10.00            2 $    203,089      0.06%   $101,650   5.791%   808     7.50%     360        359        1
10.01 - 15.00           9      613,847      0.19      68,261   5.981    763    12.85      360        359        1
15.01 - 20.00          20    1,778,203      0.56      89,003   5.730    757    17.33      356        355        1
20.01 - 25.00          21    2,545,623      0.80     121,313   5.952    764    23.09      343        342        1
25.01 - 30.00          41    4,337,491      1.37     105,889   5.860    754    27.83      359        358        1
30.01 - 35.00          61    8,637,198      2.72     141,743   5.939    750    32.68      356        355        1
35.01 - 40.00          57    8,222,080      2.59     144,419   6.010    735    37.45      355        354        1
40.01 - 45.00          78   11,140,245      3.51     142,969   5.889    738    42.16      353        352        1
45.01 - 50.00         106   17,574,476      5.54     165,961   5.968    746    47.63      357        356        1
50.01 - 55.00          91   15,638,760      4.93     172,060   5.888    738    52.54      355        354        1
55.01 - 60.00         117   19,556,628      6.16     167,325   5.829    736    57.38      355        354        1
60.01 - 65.00         118   21,292,908      6.71     180,696   5.921    734    63.23      357        356        1
65.01 - 70.00         229   39,000,538     12.29     170,549   5.952    722    68.26      356        355        1
70.01 - 75.00         288   44,701,532     14.09     155,380   6.002    724    73.65      357        356        1
75.01 - 80.00         538   77,581,561     24.45     144,393   5.997    721    79.24      356        355        1
80.01 - 85.00          40    5,627,666      1.77     140,946   5.941    701    82.93      355        354        1
85.01 - 90.00         161   20,264,642      6.39     125,991   6.172    729    89.41      357        356        1
90.01 - 95.00          37    5,242,711      1.65     141,846   5.566    706    93.19      357        357        1
95.01 - 100.00         51    7,221,182      2.28     141,747   6.196    723    98.56      360        359        1
100.01 - 105.00        45    6,067,392      1.91     135,102   6.180    735   102.78      360        359        1
Total:              2,110 $317,247,770    100.00%   $150,537   5.972%   729    68.12%     356        355        1

        W.A.: 68.12%
        Lowest: 6.34%
        Highest: 103.00%
        ---------------------------------------------------------------------------------------------

        11. Original Term
                   Number    Aggregate    Percent   Average                              W.A.       W.A.
                     of       Current     of Loans  Original    W.A.    W.A.    W.A.   Original  Remaining    W.A.
                  Mortgage   Principal      by      Principal  Gross   FICO  Original   Term to    Term to    Loan



Original                           Principal
Term         Loans      Balance     Balance   Balance   Coupon  Score     LTV    Maturity  Maturity    Age

240            48    $5,850,654      1.84%   $122,172   5.595%   718     66.10%     240      239        1
300            67     8,009,884      2.52     119,763   5.776    712     62.18      300      299        1
360         1,995   303,387,232     95.63     152,253   5.984    729     68.32      360      359        1
Total:      2,110  $317,247,770    100.00%   $150,537   5.972%   729     68.12%     356      355        1

W.A.: 356.3 months
Lowest: 240 months
Highest: 360 months
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                BoAALT 2003-09 NC
                                30 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $29,401,374.43
Loan Count: 58
Cut-off Date: 2003-10-01
Avg. Loan Balance: $506,920.25
Avg. Orig. Balance: $507,779.57
W.A. FICO*: 734
W.A. Orig. LTV: 68.30%
W.A. Cut-Off LTV: 68.17%
W.A. Gross Coupon: 6.0638%
W.A. Net Coupon: 5.8083%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 6.59%
% over 100 COLTV: 1.15%
% with PMI: 6.59%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.96%
W.A. MI Adjusted LTV: 66.64%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 5.77%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

Original Balance                 Percent
250,001 - 350,000                 3.43%
350,001 - 450,000                 33.87
450,001 - 550,000                 20.13
550,001 - 650,000                 21.10

650,001 - 750,000                  9.26
750,001 - 850,000                  2.72
850,001 - 950,000                  5.94
950,001 - 1,050,000                3.56
Total:                           100.00%

Average: $507,779.57
Lowest: $333,436.00
Highest: $1,050,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

Cut-Off Balance                  Percent
250,001 - 350,000                  3.43%
350,001 - 450,000                 33.87
450,001 - 550,000                 20.13
550,001 - 650,000                 21.10
650,001 - 750,000                  9.26
750,001 - 850,000                  2.72
850,001 - 950,000                  5.94
950,001 - 1,050,000                3.56
Total:                           100.00%

Average: $506,920.25
Lowest: $333,436.00
Highest: $1,046,536.30

--------------------------------------------------------------------------------

4. Index

Index           Percent
FIX             100.00%
Total:          100.00%

                                       Top

5. Product Type

                 Product Type                    Percent
                 30 YR FIXED                     100.00%
                 Total:                          100.00%

6. Coupon

                 Coupon                          Percent
                 4.751 - 4.875                     1.77%
                 5.126 - 5.250                     3.07
                 5.251 - 5.375                     1.73
                 5.376 - 5.500                     5.71
                 5.501 - 5.625                     3.81
                 5.626 - 5.750                     5.34
                 5.751 - 5.875                    13.67
                 5.876 - 6.000                    17.22
                 6.001 - 6.125                    12.62
                 6.126 - 6.250                    15.98
                 6.251 - 6.375                     3.60
                 6.376 - 6.500                     2.95
                 6.501 - 6.625                     3.10
                 6.626 - 6.750                     2.21
                 6.751 - 6.875                     4.35
                 6.876 - 7.000                     1.26
                 7.126 - 7.250                     1.61
                 Total:                          100.00%


W.A.: 6.064
Lowest: 4.875
Highest: 7.250

7. Credit Score

Credit Score             Percent
800 - 849                  1.25%
750 - 799                 40.37
700 - 749                 34.73
650 - 699                 22.22
600 - 649                  1.43
Total:                   100.00%

W.A.: 734
Lowest: 637
Highest: 810

--------------------------------------------------------------------------------

8. Lien Position

Lien Position            Percent
1                        100.00%
Total:                   100.00%

--------------------------------------------------------------------------------

9. Loan Purpose

Loan Purpose             Percent
Refinance-Rate/Term       40.78%
Purchase                  32.97
Refinance-Cashout         26.24
Total:                   100.00%


--------------------------------------------------------------------------------

10. Property Type

Property Type            Percent
SFR                       65.48%
Condo                     15.45

PUD Detach           12.45
2-Family              3.09
3-Family              2.38
PUD Attach            1.15
Total:              100.00%

--------------------------------------------------------------------------------

11. Appraisal Method

Appraisal Method    Percent
AVM                   3.04%
FULL                 96.96
Total:              100.00%

--------------------------------------------------------------------------------

12. Documentation

Documentation       Percent
Stated               29.37%
Standard             25.13
No Ratio             24.49
Rapid                15.03
Reduced               5.98
Total:              100.00%

--------------------------------------------------------------------------------

 13. Occupancy Status

Occupancy Status    Percent
Primary              84.23%
Investor             11.63
Secondary             4.14
Total:              100.00%

--------------------------------------------------------------------------------

14. PMI Providers

PMI Providers         Percent
NONE                  93.41%
RMIC                   2.93
PMIC                   2.50
UGIC                   1.15
Total:               100.00%

--------------------------------------------------------------------------------

15. State

State                 Percent
California            62.96%
Florida                9.02
Georgia                6.24
Maryland               4.66
Washington             3.50
Other                 13.63
Total:               100.00%

--------------------------------------------------------------------------------

16. California

California            Percent
Northern California    31.60%
Southern California    68.40
Total:                100.00%

--------------------------------------------------------------------------------

17. Zip Code

Zip Code              Percent
92014                 5.77%
90266                 4.76

                              90277    3.63
                              92037    2.99
                              95032    2.95
                              Other   79.91
                              Total:100.00%

--------------------------------------------------------------------------------
18. Delinquency*

                        Delinquency*    Percent
                        0-29 days       100.00%
                        Total:          100.00%
* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                        Times 30 Days DLQ Percent
                        0                 100.00%
                        Total:            100.00%

--------------------------------------------------------------------------------

20. Convertible Flag

                        Convertible Flag  Percent
                        N                 100.00%
                        Total:            100.00%

--------------------------------------------------------------------------------

21. Buydown Agreement
                        Buydown Agreement Percent
                        N                 100.00%
                        Total:            100.00%

--------------------------------------------------------------------------------

22. Original Term

                                 Original Term  Percent
                                 360            100.00%
                                 Total:         100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
------------------------------------------------------------------------

23. Cut-Off Remaining Term

                             Cut-Off Remaining Term Percent
                             355 - 360              100.00%
                             Total:                 100.00%

W.A.: 359.0 months
Lowest: 355 months
Highest: 360 months
------------------------------------------------------------------------

24. Cutoff Loan Age

                                 Cutoff Loan Age Percent
                                 0              14.82%
                                 1 - 6          85.18
                                 Total:        100.00%

W.A.: 1.0 months
Lowest: 0 months
Highest: 5 months
------------------------------------------------------------------------

25. OLTV

                                 OLTV            Percent
                                 40.01 - 45.00   1.73%
                                 45.01 - 50.00   9.14

50.01 - 55.00              4.12
55.01 - 60.00              8.52
60.01 - 65.00             14.64
65.01 - 70.00             22.60
70.01 - 75.00              7.49
75.01 - 80.00             25.18
80.01 - 85.00              1.34
85.01 - 90.00              2.95
90.01 - 95.00              1.14
>= 100.01                  1.15
Total:                   100.00%

W.A.: 68.30%
Lowest: 40.64%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

Cut-Off LTV              Percent
40.01 - 45.00               1.73%
45.01 - 50.00               9.14
50.01 - 55.00               4.12
55.01 - 60.00               8.52
60.01 - 65.00              14.64
65.01 - 70.00              22.60
70.01 - 75.00               7.49
75.01 - 80.00              25.18
80.01 - 85.00               1.34
85.01 - 90.00               2.95
90.01 - 95.00               1.14
>= 100.01                   1.15
Total:                    100.00%

W.A.: 68.17%
Lowest: 40.59%
Highest: 102.90%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                BoAALT 2003-09 CB
                                30 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $287,846,395.95
Loan Count: 2,052
Cut-off Date: 2003-10-01
Avg. Loan Balance: $140,276.02
Avg. Orig. Balance: $140,439.37
W.A. FICO*: 728
W.A. Orig. LTV: 68.10%
W.A. Cut-Off LTV: 68.02%
W.A. Gross Coupon: 5.9625%
W.A. Net Coupon: 5.7070%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 356 months
W.A. Rem. Term: 355 months
W.A. Age: 1 months
% over 80 COLTV: 14.73%
% over 100 COLTV: 1.99%
% with PMI: 14.80%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.32%
W.A. MI Adjusted LTV: 64.37%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.37%
% Conforming: 100.00%

* FICO not available for 7 loans, or 0.4% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

              Original Balance                   Percent
              less than or equal to 50,000        1.98%
              50,001 - 150,000                    40.16

                     150,001 - 250,000                  34.16
                     250,001 - 350,000                  19.17
                     350,001 - 450,000                   3.32
                     450,001 - 550,000                   1.20
                     Total:                           100.00%

Average: $140,439.37
Lowest: $17,000.00
Highest: $530,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                     Cut-Off Balance                  Percent
                     less than or equal to 50,000       1.98%
                     50,001 - 150,000                   40.21
                     150,001 - 250,000                  34.11
                     250,001 - 350,000                  19.17
                     350,001 - 450,000                   3.32
                     450,001 - 550,000                   1.20
                     Total:                           100.00%

Average: $140,276.02
Lowest: $17,000.00
Highest: $530,000.00

--------------------------------------------------------------------------------

4. Index

                                Index    Percent
                                FIX      100.00%
                                Total:   100.00%

--------------------------------------------------------------------------------

5. Product Type

                            Product Type   Percent

                        30 YR FIXED               95.18%
                        25 YR FIXED                 2.78
                        20 YR FIXED                 2.03
                        Total:                   100.00%

--------------------------------------------------------------------------------

6. Coupon

                        Coupon                  Percent
                        4.626 - 4.750             1.21%
                        4.751 - 4.875              0.76
                        4.876 - 5.000              1.15
                        5.001 - 5.125              1.00
                        5.126 - 5.250              4.94
                        5.251 - 5.375              8.32
                        5.376 - 5.500              8.56
                        5.501 - 5.625              4.35
                        5.626 - 5.750              8.93
                        5.751 - 5.875             12.20
                        5.876 - 6.000              9.79
                        6.001 - 6.125              6.80
                        6.126 - 6.250              6.57
                        6.251 - 6.375              6.70
                        6.376 - 6.500              6.14
                        6.501 - 6.625              2.27
                        6.626 - 6.750              3.13
                        6.751 - 6.875              4.45
                        6.876 - 7.000              0.79
                        7.001 - 7.125              0.65
                        7.126 - 7.250              0.32
                        7.251 - 7.375              0.21
                        7.376 - 7.500              0.42

7.501 - 7.625              0.16
7.626 - 7.750              0.05
7.876 - 8.000              0.02
8.001 - 8.125              0.13
Total:                   100.00%

W.A.: 5.963
Lowest: 4.750
Highest: 8.125

--------------------------------------------------------------------------------

7. Credit Score

Credit Score             Percent
800 - 849                  3.20%
750 - 799                 32.02
700 - 749                 35.94
650 - 699                 23.51
600 - 649                  4.98
N/A                        0.35
Total:                   100.00%

W.A.: 728
Lowest: 601
Highest: 842

--------------------------------------------------------------------------------

8. Lien Position

Lien Position            Percent
1                        100.00%
Total:                   100.00%

--------------------------------------------------------------------------------

9. Loan Purpose

Loan Purpose             Percent

Refinance-Rate/Term        37.28%
Refinance-Cashout          36.55
Purchase                   26.16
Total:                    100.00%

--------------------------------------------------------------------------------

10. Property Type

Property Type             Percent
SFR                        59.61%
2-Family                   11.28
Condo                      10.54
PUD Detach                  6.66
4-Family                    4.83
3-Family                    3.71
PUD Attach                  2.68
Townhouse                   0.55
Condotel                    0.13
Total:                    100.00%

--------------------------------------------------------------------------------

11. Appraisal Method

Appraisal Method          Percent
AVM                        45.26%
FULL                       54.74
Total:                    100.00%

--------------------------------------------------------------------------------

12. Documentation

Documentation             Percent
Reduced                    45.92%
Standard                   29.26

                        Stated                17.97
                        No Ratio               3.73
                        Rapid                  1.88
                        All Ready Home         1.24
                        Total:              100.00%

--------------------------------------------------------------------------------

13. Occupancy Status

                        Occupancy Status Percent
                        Investor          64.12%
                        Primary            34.54
                        Secondary           1.35
                        Total:           100.00%

--------------------------------------------------------------------------------

14. PMI Providers

                        PMI Providers Percent
                        NONE           85.20%
                        UGIC             5.63
                        GEMIC            4.16
                        PMIC             2.44
                        RMIC             2.07
                        TGIC             0.50
                        Total:        100.00%

--------------------------------------------------------------------------------

15. State

                        State           Percent
                        California       45.10%
                        Florida           12.62
                        Virginia           3.57

                     Maryland                    3.54
                     Arizona                     3.22
                     Other                      31.96
                     Total:                    100.00%


16. California

                     California                 Percent
                     Northern California        39.84%
                     Southern California        60.16
                     Total:                    100.00%


17. Zip Code

                     Zip Code                   Percent
                     92647                       0.37%
                     94589                       0.37
                     92109                       0.34
                     92103                       0.34
                     94606                       0.33
                     Other                      98.26
                     Total:                    100.00%

18. Delinquency*

                     Delinquency*               Percent
                     0-29 days                 100.00%
                     Total:                    100.00%

* MBA method

19. Times 30 Days DLQ

                       Times 30 Days DLQ         Percent
                       0                          99.70%
                       1                            0.30
                       Total:                    100.00%

--------------------------------------------------------------------------------

20. Convertible Flag

                       Convertible Flag          Percent
                       N                         100.00%
                       Total:                    100.00%

--------------------------------------------------------------------------------

21. Buydown Agreement

                       Buydown Agreement         Percent
                       N                         100.00%
                       Total:                    100.00%

--------------------------------------------------------------------------------

22. Original Term

                       Original Term             Percent
                       240                         2.03%
                       300                          2.78
                       360                         95.18
                       Total:                    100.00%

W.A.: 355.9 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                       Cut-Off Remaining Term    Percent
                       235 - 240                   2.03%

                                 295 - 300      2.78
                                 355 - 360     95.18
                                 Total:      100.00%

W.A.: 355.0 months
Lowest: 237 months
Highest: 360 months
---------------------------------------------------------------------

24. Cutoff Loan Age

                                 Cutoff Loan Age Percent
                                 0                14.84%
                                 1 - 6             85.16
                                 Total:          100.00%

W.A.: 0.9 months
Lowest: 0 months
Highest: 5 months
---------------------------------------------------------------------

25. OLTV

                                 OLTV                         Percent
                                 less than or equal to 20.00    0.90%
                                 20.01 - 25.00                   0.88
                                 25.01 - 30.00                   1.51
                                 30.01 - 35.00                   3.00
                                 35.01 - 40.00                   2.86
                                 40.01 - 45.00                   3.69
                                 45.01 - 50.00                   5.17
                                 50.01 - 55.00                   5.01
                                 55.01 - 60.00                   5.92
                                 60.01 - 65.00                   5.90
                                 65.01 - 70.00                  11.24
                                 70.01 - 75.00                  14.76

75.01 - 80.00                     24.38
80.01 - 85.00                      1.82
85.01 - 90.00                      6.74
90.01 - 95.00                      1.71
95.01 - 100.00                     2.51
>= 100.01                          1.99
Total:                           100.00%

W.A.: 68.10%
Lowest: 6.34%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

Cut-Off LTV                      Percent
less than or equal to 20.00       0.90%
20.01 - 25.00                     0.88
25.01 - 30.00                     1.51
30.01 - 35.00                     3.08
35.01 - 40.00                     2.85
40.01 - 45.00                     3.65
45.01 - 50.00                     5.20
50.01 - 55.00                     5.02
55.01 - 60.00                     5.88
60.01 - 65.00                     6.18
65.01 - 70.00                    10.97
70.01 - 75.00                    14.84
75.01 - 80.00                    24.31
80.01 - 85.00                     1.92
85.01 - 90.00                     6.60
90.01 - 95.00                     1.71
95.01 - 100.00                    2.51
less than or equal to 100.01                 1.99
Total:                                     100.00%

W.A.: 68.02%
Lowest: 6.33%
Highest: 103.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.